Exhibit 99.1

Datavault AI Appoints CBIZ CPAs P.C. as Independent Registered Public Accounting Firm

Appointment reflects the Company’s commitment to maintaining high standards of financial reporting, compliance, and corporate governance

PHILADELPHIA--(BUSINESS WIRE)-- Datavault AI Inc. (NASDAQ: DVLT) (“Datavault AI” or the “Company”), a technology company focused on data valuation, monetization, governance, credentialing, digital asset infrastructure, and enterprise information management solutions, today announced the appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm.

The appointment supports Datavault AI’s ongoing commitment to maintaining high standards of financial reporting, compliance, and corporate governance as the Company continues to support its customers and stakeholders.

“Maintaining reliable financial reporting, transparency, accountability, and strong corporate governance is essential to serving our shareholders, customers, and other stakeholders,” said Nathaniel T. Bradley, Chief Executive Officer of Datavault AI. “The appointment of CBIZ reflects our continued commitment to those standards as we execute our business strategy.”

Additional information concerning the appointment is available in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.

About Datavault AI

Datavault AITM (NASDAQ: DVLT) is leading the way in AI-driven data experiences, valuation, and monetization of assets in the Web 3.0 environment. The Company’s cloud-based platform provides comprehensive solutions with a collaborative focus in its Acoustic Sciences and Data Sciences divisions.

Datavault AI’s Acoustic Sciences division features WiSA®, ADIO®, and Sumerian® patented technologies and industry-first foundational spatial and multichannel wireless, high-definition sound transmission technologies with intellectual property covering audio timing, synchronization, and multi-channel interference cancellation. The Data Science division leverages the power of Web 3.0 and high-performance computing to provide solutions for experiential data perception, valuation, and secure monetization.

Datavault AI’s platform serves multiple industries, including high-performance computing software licensing for sports & entertainment, events & venues, biotech, education, fintech, real estate, healthcare, energy, and more. The Information Data Exchange® enables Digital Twins and the licensing of name, image, and likeness by securely attaching physical real-world objects to immutable metadata, fostering responsible AI with integrity. The Company’s technology suite is fully customizable and offers AI- and machine-learning-based automation, third-party integration, detailed analytics and data, marketing automation, and advertising monitoring.

The Company is headquartered in Philadelphia, PA. For more information, visit www.dvlt.ai. Investor information is available at ir.datavaultsite.com. Technology news and insights are published at dvlt.ai/insights.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Forward-looking statements may include statements regarding the Company’s business strategy, growth initiatives, technology development, enterprise adoption, commercial opportunities, and future operations.

Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” and similar expressions may identify forward-looking statements.

Forward-looking statements are based on management’s current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially. These risks include market acceptance of the Company’s technologies, economic and competitive conditions, evolving regulatory requirements, technological developments, the Company’s ability to execute its business strategy, and the risks described in the Company’s filings with the U.S. Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statement except as required by applicable law.

Media Contact

marketing@dvlt.ai

Investor Relations

Edward Barger
Vice President, Investor Relations
ebarger@dvlt.ai
ir@dvlt.ai